UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21712

CLOUGH GLOBAL EQUITY FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon
Clough Global Equity Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
 (Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: July 31, 2017

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

Clough Global Dividend and Income Fund
STATEMENT OF INVESTMENTS
July 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 69.02%
Consumer Discretionary 10.43%
DR Horton, Inc.(a)(b)	76,026	$2,713,368
Lennar Corp. - Class A(a)(b)	18,100	949,164
Liberty Broadband Corp. - Class C(a)(b)(c)	27,948	2,771,883
Liberty Ventures - Series A(a)(b)(c)	89,243	5,406,341
Man Wah Holdings, Ltd.	368,800	318,712
PulteGroup, Inc.(a)(b)	65,600	1,601,952
Service Corp. International(a)(b)	29,100	1,010,643
Sony Corp.	27,700	1,140,714
		15,912,777

Consumer Staples 1.15%
Japan Tobacco, Inc.	50,700	1,763,198

Energy 0.72%
Fairway Energy LP(c)(d)(e)(f)	130,700	1,099,187

Financials 28.20%
Ares Capital Corp.(a)	290,200	4,756,378
Ares Commercial Real Estate Corp.(a)	70,300	899,840
Bank of America Corp.(a)(b)	218,091	5,260,355
Blackstone Mortgage Trust, Inc. - Class A(a)	100,300	3,096,261
Citigroup, Inc.(a)(b)	83,530	5,717,629
Community Healthcare Trust, Inc.(a)	108,100	2,742,497
Franklin Resources, Inc.(a)	20,800	931,424
Global Medical REIT, Inc.(a)	77,000	716,100
Golub Capital BDC, Inc.(a)	128,400	2,511,504
JPMorgan Chase & Co.(a)(b)	29,800	2,735,640
Ladder Capital Corp.(a)	55,518	730,617
MTGE Investment Corp.(a)	24,000	446,400
PennyMac Mortgage Investment Trust(a)	116,614	2,052,406
Solar Capital, Ltd.	99,600	2,176,260
Solar Senior Capital, Ltd.(a)	66,900	1,179,447
Starwood Property Trust, Inc.(a)	241,200	5,316,048
Welltower, Inc.(a)(b)	24,000	1,761,360
		43,030,166

Health Care 6.22%
Bristol-Myers Squibb Co.(a)(b)	28,287	1,609,530
Cardiome Pharma Corp.(a)(b)(c)	149,200	628,132
Merck & Co., Inc.(a)(b)	49,700	3,174,836
Pfizer, Inc.(a)(b)	122,900	4,075,364
		9,487,862

Industrials 1.69%
AMERCO(a)(b)	6,630	2,576,153
	Shares	Value
Information Technology 20.10%
Apple, Inc.(a)(b)	43,310	$6,441,496
Broadcom, Ltd.(a)(b)	17,645	4,352,316
Cognizant Technology Solutions Corp. - Class A(a)(b)	21,100	1,462,652
Cypress Semiconductor Corp.(a)	126,900	1,801,980
Foxconn Technology Co., Ltd.	316,000	950,234
Lam Research Corp.(a)	15,300	2,439,738
Microsoft Corp.(a)(b)	46,300	3,366,010
Nintendo Co., Ltd.	1,800	611,946
Samsung Electronics Co., Ltd.	2,552	5,496,019
Ulvac, Inc.	16,300	875,287
ViaSat, Inc.(a)(b)(c)	25,749	1,701,752
Western Digital Corp.(a)(b)	13,700	1,166,144
		30,665,574

Materials 0.51%
Chr Hansen Holding A/S	9,622	774,998

TOTAL COMMON STOCKS
(Cost $91,488,799)		105,309,915

CLOSED-END FUNDS 1.97%
Adams Diversified Equity Fund, Inc.(a)	132,430	1,957,315
Alpine Global Premier Properties Fund(a)	46,300	300,487
Liberty All-Star Equity Fund(a)	70,600	403,832
Pioneer High Income Trust	35,100	351,351
		3,012,985

TOTAL CLOSED-END FUNDS
(Cost $2,503,346)		3,012,985

PARTICIPATION NOTES 1.18%
Consumer Discretionary 0.77%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	192,800	1,180,484

Consumer Staples 0.41%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(d)	8,717	623,400

TOTAL PARTICIPATION NOTES
(Cost $1,358,211)		1,803,884

	Shares	Value
PREFERRED STOCKS 2.81%
Annaly Capital Management, Inc.(a)
Series E, 7.625%	47,542	$1,214,222
Ares Management LP(a)
Series A, 7.000%	35,000	943,950
Hercules Capital, Inc., 6.250%	7,700	196,350
MTGE Investment Corp.(a)
Series A, 8.125%	10,640	275,257
PennyMac Mortgage Investment Trust
Series A, 8.125%(a)	22,000	560,780
Series B, 8.000%	10,000	250,500
Solar Capital, Ltd., 6.750%	3,478	87,889
Two Harbors Investment Corp.(a)
Series A, 8.125%	28,500	756,105
		4,285,053

TOTAL PREFERRED STOCKS
(Cost $4,077,167)		4,285,053

WARRANTS 0.00%(c)(g)
Atlas Mara, Ltd., Strike price 11.50, Expires 12/17/2017(d)	116,958	322

TOTAL WARRANTS
(Cost $1,170)		322

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 35.59%
Amazon.com, Inc.
11/29/2022, 2.500%(a)(b)	$1,000,000	1,014,054
Ares Capital Corp.
11/30/2018, 4.875%(a)(b)	1,000,000	1,036,172
01/19/2022, 3.625%(a)	1,402,000	1,426,936
AvalonBay Communities, Inc.
09/15/2022, 2.950%(a)	1,000,000	1,017,950
Bank of America Corp.
Series L, 01/15/2019, 2.600%(a)(b)	1,000,000	1,010,624
Berkshire Hathaway Energy Co.
11/15/2018, 2.000%(a)	1,000,000	1,003,834
BMW US Capital LLC
09/15/2021, 1.850%(h)	500,000	493,048
09/15/2021, 1.850%(a)(d)	1,000,000	986,063
Boston Properties LP
05/15/2021, 4.125%(a)	1,000,000	1,061,739
BP Capital Markets PLC
05/10/2019, 2.237%(a)	1,000,000	1,009,226
Chubb INA Holdings, Inc.
11/03/2020, 2.300%(a)(b)	1,000,000	1,011,836
Citizens Bank National Association
03/14/2019, 2.500%(a)	1,000,000	1,008,645
05/13/2021, 2.550%(a)(b)	2,000,000	2,008,844
Dr Pepper Snapple Group, Inc.
11/15/2021, 2.530%(a)	965,000	976,053
EMC Corp.
06/01/2020, 2.650%(a)	1,000,000	987,246
06/01/2023, 3.375%(a)	1,000,000	971,144
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Exelon Generation Co. LLC
10/01/2017, 6.200%(a)(b)	$1,000,000	$1,006,975
01/15/2020, 2.950%(a)	750,000	766,233
First Republic Bank
06/17/2019, 2.375%(a)	1,000,000	1,007,091
02/13/2047, 4.625%(a)	1,000,000	1,019,454
Five Corners Funding Trust
11/15/2023, 4.419%(a)(b)(d)	2,000,000	2,177,402
Ford Motor Credit Co. LLC
03/12/2019, 2.375%(a)	1,000,000	1,006,657
03/18/2021, 3.336%(a)(b)	1,000,000	1,024,650
General Motors Financial Co., Inc.
04/10/2018, 2.400%(a)	1,000,000	1,004,600
Goldman Sachs Group, Inc.
04/25/2019, 2.000%(a)(b)	1,000,000	1,003,050
09/15/2020, 2.750%(a)(b)	1,000,000	1,015,003
11/15/2021, 2.350%(a)	1,000,000	992,161
Jackson National Life Global Funding
04/29/2021, 2.250%(a)(d)	1,000,000	993,730
Jersey Central Power & Light Co.
06/15/2018, 4.800%(a)	1,000,000	1,022,800
JPMorgan Chase & Co.
06/07/2021, 2.400%(a)	1,000,000	1,003,566
09/23/2022, 3.250%	1,000,000	1,033,273
Lear Corp.
01/15/2023, 4.750%(a)	1,497,000	1,549,742
01/15/2025, 5.250%(a)	1,000,000	1,071,965
Liberty Mutual Group, Inc.
03/15/2037, 4.151%(a)(b)(d)(i)	1,500,000	1,473,750
Manufacturers & Traders Trust Co.
02/06/2020, 2.100%(a)	1,000,000	1,004,865
Metropolitan Life Global Funding I
09/15/2021, 1.950%(a)(d)	1,000,000	985,124
Morgan Stanley
01/24/2019, 2.500%(a)	1,000,000	1,009,715
06/16/2020, 2.800%(a)	1,000,000	1,018,718
New York Life Global Funding
04/09/2020, 2.000%(a)(d)	1,000,000	1,001,506
ONE Gas, Inc.
02/01/2019, 2.070%(a)	1,114,000	1,117,159
PNC Bank National Association
11/05/2020, 2.450%(a)	1,000,000	1,013,900
Pricoa Global Funding I
05/16/2019, 2.200%(a)(d)	1,000,000	1,007,670
Scripps Networks Interactive, Inc.
06/15/2022, 3.500%(a)(b)	800,000	819,280
Sempra Energy
10/07/2019, 1.625%(a)(b)	1,000,000	995,755
VF Corp.
09/01/2021, 3.500%(a)	1,000,000	1,044,527
Voya Financial, Inc.
02/15/2018, 2.900%(a)	1,000,000	1,006,357
Wells Fargo & Co.
12/07/2020, 2.550%(a)(b)	2,000,000	2,027,616
Welltower, Inc.
04/01/2019, 4.125%(a)	1,000,000	1,031,948

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Xcel Energy, Inc.
03/15/2021, 2.400%(a)(b)	$2,000,000	$2,016,668

TOTAL CORPORATE BONDS
(Cost $54,014,153)		54,296,324

ASSET/MORTGAGE BACKED SECURITIES 7.83%
Federal National Mortgage Association - REMICS
Series 2017-60, Class C, 08/25/2047, 3.500%(f)	1,000,000	990,000
Government National Mortgage Association - REMICS
Series 2014-67, Class AE, 05/16/2039, 2.150%	1,100,856	1,113,801
Series 2012-83, Class A, 07/16/2041, 1.368%	770,776	748,628
Series 2014-172, Class AC, 09/16/2041, 1.900%	525,430	525,067
Series 2011-47, Class C, 02/16/2042, 3.844%(i)	539,673	551,895
Series 2013-68, Class AC, 02/16/2046, 1.300%	826,881	789,089
Series 2015-130, Class AB, 08/16/2047, 2.550%	786,028	788,192
Series 2016-92, Class AB, 04/16/2050, 2.100%	490,654	486,657
Series 2014-166, Class PJ, 07/16/2051, 2.500%	678,962	681,537
Series 2012-111, Class A, 09/16/2052, 2.387%	1,291,951	1,290,964
Series 2012-125, Class AB, 02/16/2053, 2.111%(i)	665,914	648,930
Series 2013-101, Class AD, 12/16/2053, 2.623%(i)	745,140	732,942
Series 2017-29, Class A, 01/16/2058, 2.400%	2,486,726	2,456,572
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%	130,265	144,585

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $12,088,238)		11,948,859

GOVERNMENT & AGENCY OBLIGATIONS 8.62%
U.S. Treasury Bonds
11/15/2026, 6.500%(a)	1,600,000	2,171,062
08/15/2029, 6.125%(a)	1,250,000	1,740,356
05/15/2030, 6.250%	1,000,000	1,423,711
02/15/2038, 4.375%	1,000,000	1,266,699
05/15/2040, 4.375%	500,000	634,434
11/15/2040, 4.250%	3,000,000	3,747,246
02/15/2044, 3.625%	1,000,000	1,143,398
02/15/2047, 3.000%	1,000,000	1,021,328

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $13,165,331)		13,148,234
Description and Maturity Date	Principal Amount	Value
MUNICIPAL BONDS 6.30%
Colorado State Housing & Finance Authority Revenue Bonds, Series A
08/01/2047, 3.000%	$1,625,000	$1,627,470
Florida State Board of Administration Finance Corp. Revenue Bonds, Series A
07/01/2021, 2.638%(a)	2,000,000	2,020,260
Memphis-Shelby County, Tennessee Industrial Development Board Revenue Bonds, Series C
11/01/2022, 2.608%(a)	1,000,000	1,010,080
New York City Transitional Finance Authority Revenue Bonds, Series E-2
02/01/2026, 3.080%	1,000,000	1,003,960
New York State Transportation Development Corp. Revenue Bonds, Series B
07/01/2024, 3.023%	1,000,000	974,050
New York State Urban Development Corp. Revenue Bonds, Series B
03/15/2023, 2.670%	1,000,000	1,007,940
Wisconsin State General Fund Annual Appropriation Revenue Bonds, Series A
05/01/2022, 1.899%	1,000,000	988,060
05/01/2023, 2.049%(a)	1,000,000	981,480

TOTAL MUNICIPAL BONDS
(Cost $9,600,937)		9,613,300

	Shares	Value
SHORT-TERM INVESTMENTS 4.44%
Money Market Fund 4.44%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.887% 7-day yield)	6,772,040	6,772,040

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,772,040)		6,772,040

Total Investments - 137.76%
(Cost $195,069,392)		210,190,916

Liabilities in Excess of Other Assets - (37.76%)(j)		(57,614,288)

NET ASSETS - 100.00%		$152,576,628

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (7.18%)
Consumer Discretionary (1.42%)
Viacom, Inc. - Class B	(33,700)	(1,176,804)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
Consumer Discretionary (continued)
Williams-Sonoma, Inc.	(21,300)	$(988,959)
		(2,165,763)

Financials (1.17%)
Ally Financial, Inc.	(52,700)	(1,193,128)
Deutsche Bank AG	(31,300)	(558,392)
Santander Consumer USA Holdings, Inc.	(2,100)	(26,901)
		(1,778,421)

Health Care (1.73%)
AmerisourceBergen Corp.	(9,200)	(863,144)
McKesson Corp.	(5,500)	(890,285)
Owens & Minor, Inc.	(27,400)	(883,102)
		(2,636,531)

Information Technology (2.86%)
Amkor Technology, Inc.	(72,700)	(753,899)
AU Optronics Corp. - Sponsored ADR	(76,300)	(306,726)
Ingenico Group SA	(6,543)	(686,416)
International Business Machines Corp.	(12,200)	(1,764,974)
LINE Corp. - Sponsored ADR	(19,700)	(724,172)
Manhattan Associates, Inc.	(3,000)	(132,600)
		(4,368,787)

TOTAL COMMON STOCKS
(Proceeds $10,855,487)		(10,949,502)

EXCHANGE TRADED FUNDS (0.61%)
United States Natural Gas Fund LP	(147,200)	(930,304)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $1,161,828)		(930,304)

TOTAL SECURITIES SOLD SHORT
(Proceeds $12,017,315)		$(11,879,806)

(a)
Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of July 31, 2017, the aggregate value of those securities was $150,369,573, representing 98.55% of net assets. (See Note 1 and Note 3)

(b)	Loaned security; a portion or all of the security is on loan as of July 31, 2017.
(c)	Non-income producing security.
(d)
Security exempt from registration of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2017, these securities had an aggregate value of $11,528,638 or 7.56% of net assets.

(e)
Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2017, these securities had a total value of $1,099,187 or 0.72% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1)

(f)
Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of July 31, 2017, these securities had an aggregate market value of $2,089,187 or 1.37% of total net assets.

(g)	Less than 0.005% or (0.005%) of net assets.
(h)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees.  As of July 31, 2017, the aggregate value of those securities was $493,048, representing 0.32% of net assets.

(i)	Floating or variable rate security - rate disclosed as of July 31, 2017.
(j)	Includes cash which is being held as collateral for total return swap contracts, securities sold short or futures contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation
Foreign Currency Contracts
Japanese Yen Currency Futures	Short	8	09/18/2017	$(909,100)	$(3,636)
				$(909,100)	$(3,636)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$1,169,385	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$206,096
Morgan Stanley	Hero MotoCorp, Ltd.	699,924	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	81,018
Credit Suisse	Housing Development Finance Corp.	2,349,638	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,054,752
Morgan Stanley	Housing Development Finance Corp.	2,020,030	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	595,208
Credit Suisse	Indiabulls Housing Finance	1,233,808	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	590,863
Morgan Stanley	ITC, Ltd.	1,200,826	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	173,834
Credit Suisse	Larsen & Toubro, Ltd.	2,331,966	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	627,000
Morgan Stanley	Larsen & Toubro, Ltd.	568,919	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	112,001
Morgan Stanley	Mahindra & Mahindra, Ltd.	1,862,982	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	298,933
Morgan Stanley	State Bank of India	1,099,981	225 bps + 1D FEDEF	1 D FEDEF	07/25/2019	38,836
		$14,537,459				$3,778,541

Clough Global Equity Fund
STATEMENT OF INVESTMENTS
July 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 117.10%
Consumer Discretionary 18.12%
Altice USA, Inc. - Class A(a)	60,000	$2,006,400
Amazon.com, Inc.(a)	1,911	1,887,648
Carvana Co.(a)	44,000	858,880
DR Horton, Inc.(b)(c)	138,321	4,936,676
Lennar Corp. - Class A(b)(c)	35,800	1,877,352
Liberty Broadband Corp. - Class C(a)(b)(c)	83,566	8,288,076
Liberty Ventures - Series A(a)(b)(c)	208,821	12,650,376
Man Wah Holdings, Ltd.	596,800	515,747
PulteGroup, Inc.(b)(c)	121,500	2,967,030
Service Corp. International(b)(c)	40,900	1,420,457
Sony Corp.	44,600	1,836,673
TRI Pointe Group, Inc.(a)	85,500	1,137,150
Vipshop Holdings, Ltd. - ADR(a)(b)(c)	206,900	2,544,870
Wayfair, Inc. - Class A(a)	17,500	1,336,125
zooplus AG(a)	5,548	1,059,375
		45,322,835

Consumer Staples 1.14%
Japan Tobacco, Inc.	81,700	2,841,288

Energy 0.73%
Fairway Energy LP(a)(d)(e)(f)	217,600	1,830,016

Financials 34.97%
Arbor Realty Trust, Inc.	172,300	1,421,475
Ares Capital Corp.(b)	522,400	8,562,136
Ares Commercial Real Estate Corp.(b)	278,900	3,569,920
Bank of America Corp.(b)(c)	368,605	8,890,753
Blackstone Mortgage Trust, Inc. - Class A(b)	257,500	7,949,025
Citigroup, Inc.(b)(c)	139,419	9,543,230
Community Healthcare Trust, Inc.	45,800	1,161,946
Credit Acceptance Corp.(a)(b)(c)	18,862	4,698,524
Franklin Resources, Inc.	33,200	1,486,696
Global Medical REIT, Inc.(b)	121,000	1,125,300
Goldman Sachs BDC, Inc.(b)	53,000	1,194,620
Golub Capital BDC, Inc.(b)	262,109	5,126,852
JPMorgan Chase & Co.(b)	47,600	4,369,680
Ladder Capital Corp.(b)	268,379	3,531,868
MTGE Investment Corp.(b)	61,100	1,136,460
PennyMac Mortgage Investment Trust(b)	249,988	4,399,789
Physicians Realty Trust(b)	136,000	2,532,320
Solar Capital, Ltd.	127,000	2,774,950
Starwood Property Trust, Inc.(b)	429,600	9,468,384
TPG Specialty Lending, Inc.(b)	49,500	1,027,620
Welltower, Inc.(b)	47,800	3,508,042
		87,479,590
	Shares	Value
Health Care 18.13%
Alexion Pharmaceuticals, Inc.(a)(b)	17,200	$2,362,248
Align Technology, Inc.(a)(b)(c)	19,300	3,227,539
Biogen, Inc.(a)	8,440	2,444,140
BioMarin Pharmaceutical, Inc.(a)(b)(c)	11,100	973,803
Bioverativ, Inc.(a)(b)	38,000	2,354,860
Boston Scientific Corp.(a)(b)(c)	127,500	3,394,050
Bristol-Myers Squibb Co.(b)(c)	67,016	3,813,210
Cardiome Pharma Corp.(a)(b)(c)	418,200	1,760,622
Celgene Corp.(a)(b)	11,400	1,543,674
CRISPR Therapeutics AG(a)	132,467	2,316,848
Dermira, Inc.(a)(b)(c)	15,500	426,715
Envision Healthcare Corp.(a)(b)(c)	9,700	547,371
Galapagos NV - Sponsored ADR(a)(b)	28,700	2,277,345
GW Pharmaceuticals PLC - ADR(a)(b)(c)	10,700	1,196,046
Hologic, Inc.(a)(b)(c)	39,800	1,759,558
Intra-Cellular Therapies, Inc.(a)(b)	63,100	730,067
Kura Oncology, Inc.(a)(b)(c)	21,100	190,955
Merck & Co., Inc.(b)(c)	70,400	4,497,152
NuVasive, Inc.(a)	19,800	1,302,642
NxStage Medical, Inc.(a)	59,600	1,403,580
Pfizer, Inc.(b)(c)	81,600	2,705,856
Sienna Biopharmaceuticals - Series B(a)(d)(e)(f)	76,575	1,490,126
Sienna Biopharmaceuticals, Inc.(a)	52,400	1,072,104
Vertex Pharmaceuticals, Inc.(a)	10,300	1,563,746
		45,354,257

Industrials 1.64%
AMERCO(b)	10,535	4,093,480

Information Technology 34.79%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	22,300	3,455,385
ams AG	25,029	1,805,443
Apple, Inc.(b)	75,630	11,248,450
Baidu, Inc. - Sponsored ADR(a)(b)(c)	4,450	1,007,257
Baozun, Inc. - Sponsored ADR(a)	28,300	918,618
Broadcom, Ltd.(b)(c)	37,962	9,363,707
Cognizant Technology Solutions Corp. - Class A(b)(c)	44,400	3,077,808
Cypress Semiconductor Corp.(b)	203,600	2,891,120
Dialog Semiconductor PLC(a)	52,954	2,313,464
Ellie Mae, Inc.(a)(b)(c)	19,100	1,665,902
Facebook, Inc. - Class A(a)(b)(c)	37,800	6,397,650
Foxconn Technology Co., Ltd.	503,000	1,512,557
Lam Research Corp.	24,400	3,890,824
LogMeIn, Inc.(b)(c)	27,510	3,203,539
Lumentum Holdings, Inc.(a)(b)(c)	38,300	2,397,580
Microsemi Corp.(a)	37,800	1,968,624
Microsoft Corp.(b)(c)	48,100	3,496,870
Nintendo Co., Ltd.	5,700	1,937,829
salesforce.com, Inc.(a)	10,800	980,640
Samsung Electronics Co., Ltd.	4,065	8,754,435
Semiconductor Manufacturing International Corp.(a)	780,000	858,811
Ulvac, Inc.	24,400	1,310,245
ViaSat, Inc.(a)(b)(c)	68,042	4,496,896

	Shares	Value
Information Technology (continued)
Western Digital Corp.(b)(c)	21,700	$1,847,104
Yelp, Inc.(a)(b)(c)	191,500	6,229,495
		87,030,253

Materials 0.50%
Chr Hansen Holding A/S	15,704	1,264,869

Utilities 7.08%
Dominion Energy, Inc.(b)(c)	64,000	4,939,520
Duke Energy Corp.(b)(c)	59,900	5,098,688
Eversource Energy(b)(c)	82,900	5,039,491
National Grid PLC - Sponsored ADR - ADR(b)(c)	41,983	2,624,357
		17,702,056

TOTAL COMMON STOCKS
(Cost $259,275,323)		292,918,644

PARTICIPATION NOTES 1.18%
Consumer Discretionary 0.76%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	311,400	1,906,653

Consumer Staples 0.42%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(d)	14,542	1,039,977

TOTAL PARTICIPATION NOTES
(Cost $2,208,639)		2,946,630

PREFERRED STOCKS 3.46%
AGNC Investment Corp.
Series B, 7.750%	500	12,995
Annaly Capital Management, Inc.(b)
Series E, 7.625%	144,431	3,688,768
Ares Management LP(b)
Series A, 7.000%	71,000	1,914,870
Hercules Capital, Inc., 6.250%(b)	12,300	313,650
	Shares	Value
PREFERRED STOCKS (continued)
Morgan Stanley
Series K, 5.850%	15,400	$419,804
PennyMac Mortgage Investment Trust
Series A, 8.125%	28,000	713,720
Series B, 8.000%	10,000	250,500
Two Harbors Investment Corp.
Series A, 8.125%	51,000	1,353,030
		8,667,337

TOTAL PREFERRED STOCKS
(Cost $8,192,065)		8,667,337

WARRANTS 0.00%(a)(g)
Atlas Mara, Ltd., Strike price 11.50, Expires 12/17/2017(d)	195,720	538

TOTAL WARRANTS
(Cost $1,957)		538

Description and	Principal
Maturity Date	Amount	Value
ASSET/MORTGAGE BACKED SECURITIES 0.50%
Government National Mortgage Association - REMICS
Series 2011-142, Class A, 10/16/2040, 2.337%(b)	1,237,905	1,242,508

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $1,257,117)		1,242,508

GOVERNMENT & AGENCY OBLIGATIONS 8.99%
U.S. Treasury Bonds
08/15/2017, 4.750%(b)	10,000,000	10,014,650
02/15/2018, 3.500%(b)	4,000,000	4,050,536
11/15/2026, 6.500%(b)	1,600,000	2,171,062
08/15/2029, 6.125%(b)	4,500,000	6,265,283

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $22,819,233)		22,501,531

	Shares	Value
SHORT-TERM INVESTMENTS 3.35%
Money Market Fund 3.35%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.887% 7-day yield)	8,369,498	8,369,498

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,369,498)		8,369,498

Value
Total Investments - 134.58%
(Cost $302,123,832)	$336,646,686

Liabilities in Excess of Other Assets - (34.58%)(h)	(86,507,992)

NET ASSETS - 100.00%	$250,138,694

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (8.23%)
Consumer Discretionary (1.39%)
Viacom, Inc. - Class B	(53,900)	(1,882,188)
Williams-Sonoma, Inc.	(34,400)	(1,597,192)
		(3,479,380)

Financials (1.16%)
Ally Financial, Inc.	(86,200)	(1,951,568)
Deutsche Bank AG	(50,000)	(892,000)
Santander Consumer USA Holdings, Inc.	(3,500)	(44,835)
		(2,888,403)

Health Care (1.68%)
AmerisourceBergen Corp.	(14,700)	(1,379,154)
McKesson Corp.	(8,700)	(1,408,269)
Owens & Minor, Inc.	(44,000)	(1,418,120)
		(4,205,543)

Information Technology (4.00%)
Amkor Technology, Inc.	(116,400)	(1,207,068)
AU Optronics Corp. - Sponsored ADR	(174,600)	(701,892)
Electronics For Imaging, Inc.	(19,700)	(957,026)
Ingenico Group SA	(10,625)	(1,114,652)
International Business Machines Corp.	(20,000)	(2,893,400)
Knowles Corp.	(62,400)	(945,360)
LINE Corp. - Sponsored ADR	(32,300)	(1,187,348)
Manhattan Associates, Inc.	(22,400)	(990,080)
		(9,996,826)

TOTAL COMMON STOCKS
(Proceeds $20,660,685)		(20,570,152)

EXCHANGE TRADED FUNDS (0.59%)
United States Natural Gas Fund LP	(234,800)	(1,483,936)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $1,853,081)		(1,483,936)

TOTAL SECURITIES SOLD SHORT
(Proceeds $22,513,766)		$(22,054,088)

(a)	Non-income producing security.
(b)
Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of July 31, 2017, the aggregate value of those securities was $222,701,236, representing 89.03% of net assets. (See Note 1 and Note 3)

(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2017.
(d)
Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2017, these securities had an aggregate value of $6,267,310 or 2.51% of net assets.

(e)
Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2017, these securities had a total value of $3,320,142 or 1.33% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1)

(f)
Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of July 31, 2017, these securities had an aggregate market value of $3,320,142 or 1.33% of total net assets.

(g)	Less than 0.005% or (0.005%) of net assets.
(h)	Includes cash which is being held as collateral for total return swap contracts, securities sold short or futures contracts.

FUTURES CONTRACTS

			Expiration	Underlying Face	Unrealized
Description	Position	Contracts	Date	Amount at Value	Depreciation
Foreign Currency Contracts
Japanese Yen Currency Futures	Short	15	09/18/2017	$(1,704,563)	$(6,818)
				$(1,704,563)	$(6,818)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$3,531,574	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$651,856
Morgan Stanley	Hero MotoCorp, Ltd.	1,115,874	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	129,165
Credit Suisse	Housing Development Finance Corp.	3,713,827	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,667,178
Morgan Stanley	Housing Development Finance Corp.	3,254,547	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	958,964
Credit Suisse	Indiabulls Housing Finance	1,868,055	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	894,599
Morgan Stanley	ITC, Ltd.	1,925,274	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	277,894
Credit Suisse	Larsen & Toubro, Ltd.	3,675,362	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	987,429
Morgan Stanley	Larsen & Toubro, Ltd.	906,980	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	178,554
Credit Suisse	Mahindra & Mahindra, Ltd.	1,374,538	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	16,704
Morgan Stanley	Mahindra & Mahindra, Ltd.	2,747,948	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	396,848
Morgan Stanley	State Bank of India	1,802,073	225 bps + 1D FEDEF	1 D FEDEF	07/25/2019	63,625
		$25,916,052				$6,222,816

Clough Global Opportunities Fund
STATEMENT OF INVESTMENTS
July 31, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 85.81%
Consumer Discretionary 13.62%
Amazon.com, Inc.(a)(b)	4,711	$4,653,431
DR Horton, Inc.(b)(c)	317,901	11,345,887
Lennar Corp. - Class A(b)(c)	78,600	4,121,784
Liberty Broadband Corp. - Class C(a)(b)(c)	198,067	19,644,285
Liberty Ventures - Series A(a)(b)(c)	479,862	29,070,040
Man Wah Holdings, Ltd.	1,474,000	1,273,813
PulteGroup, Inc.(b)(c)	266,900	6,517,698
Sony Corp.	113,000	4,653,454
Vipshop Holdings, Ltd. - ADR(a)(b)(c)	195,400	2,403,420
		83,683,812

Consumer Staples 1.15%
Japan Tobacco, Inc.	203,100	7,063,226

Energy 0.73%
Fairway Energy LP(a)(d)(e)(f)	536,000	4,507,760

Financials 25.56%
Ares Capital Corp.(b)	1,062,500	17,414,375
Bank of America Corp.(b)(c)	890,810	21,486,337
Blackstone Mortgage Trust, Inc. - Class A(b)	406,700	12,554,829
Citigroup, Inc.(b)(c)	340,527	23,309,073
Credit Acceptance Corp.(a)(b)(c)	47,612	11,860,149
Franklin Resources, Inc.(b)	82,800	3,707,784
Global Medical REIT, Inc.(b)	310,000	2,883,000
Golub Capital BDC, Inc.(b)	454,457	8,889,179
JPMorgan Chase & Co.(b)(c)	118,500	10,878,300
Ladder Capital Corp.(b)	230,242	3,029,985
MTGE Investment Corp.	26,161	486,595
PennyMac Mortgage Investment Trust(b)	481,214	8,469,366
Solar Capital, Ltd.(b)	293,731	6,418,022
Starwood Property Trust, Inc.(b)	982,586	21,656,196
Welltower, Inc.(b)	55,000	4,036,450
		157,079,640

Health Care 14.34%
Alexion Pharmaceuticals, Inc.(a)(b)(c)	43,100	5,919,354
Align Technology, Inc.(a)(b)(c)	49,000	8,194,270
Biogen, Inc.(a)(b)(c)	12,640	3,660,417
BioMarin Pharmaceutical, Inc.(a)(b)(c)	13,700	1,201,901
Bioverativ, Inc.(a)(b)	94,300	5,843,771
Boston Scientific Corp.(a)(b)	129,900	3,457,938
Bristol-Myers Squibb Co.(b)	107,200	6,099,680
Cardiome Pharma Corp.(a)(b)(c)	1,042,181	4,387,582
Celgene Corp.(a)(b)(c)	28,500	3,859,185
CRISPR Therapeutics AG(a)	338,610	5,922,289
Envision Healthcare Corp.(a)(b)(c)	21,200	1,196,316
	Shares	Value
Health Care (continued)
GW Pharmaceuticals PLC - ADR(a)(b)(c)	25,800	$2,883,924
Hologic, Inc.(a)(b)(c)	100,800	4,456,368
Intra-Cellular Therapies, Inc.(a)(b)	161,100	1,863,927
Kura Oncology, Inc.(a)	51,636	467,306
Merck & Co., Inc.(b)(c)	156,700	10,009,996
NuVasive, Inc.(a)(b)	49,000	3,223,710
Pfizer, Inc.(b)(c)	157,200	5,212,752
Sienna Biopharmaceuticals - Series B(a)(d)(e)(f)	190,624	3,709,486
Sienna Biopharmaceuticals, Inc.(a)	128,600	2,631,156
Vertex Pharmaceuticals, Inc.(a)(b)(c)	25,800	3,916,956
		88,118,284

Industrials 1.67%
AMERCO(b)(c)	26,340	10,234,670

Information Technology 28.23%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	35,200	5,454,240
Apple, Inc.(b)(c)	173,090	25,743,676
Baidu, Inc. - Sponsored ADR(a)(b)	8,450	1,912,657
Broadcom, Ltd.(b)(c)	67,954	16,761,534
Cognizant Technology Solutions Corp. - Class A(b)(c)	124,800	8,651,136
Cypress Semiconductor Corp.(b)	505,600	7,179,520
Dialog Semiconductor PLC(a)	131,599	5,749,321
Ellie Mae, Inc.(a)(b)(c)	47,900	4,177,838
Facebook, Inc. - Class A(a)(b)(c)	94,300	15,960,275
Foxconn Technology Co., Ltd.	1,264,000	3,800,937
Lam Research Corp.(b)	60,800	9,695,168
Microsoft Corp.(b)(c)	89,600	6,513,920
Nintendo Co., Ltd.	14,800	5,031,557
salesforce.com, Inc.(a)(b)(c)	33,000	2,996,400
Samsung Electronics Co., Ltd.	10,197	21,960,386
Semiconductor Manufacturing International Corp.(a)	1,960,000	2,158,038
Ulvac, Inc.	62,700	3,366,901
ViaSat, Inc.(a)(b)(c)	157,835	10,431,315
Western Digital Corp.(b)(c)	54,400	4,630,528
Yelp, Inc.(a)(b)(c)	347,700	11,310,681
		173,486,028

Materials 0.51%
Chr Hansen Holding A/S	39,001	3,141,312

TOTAL COMMON STOCKS
(Cost $457,998,931)		527,314,732

PARTICIPATION NOTES 1.18%
Consumer Discretionary 0.76%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	770,300	4,716,426

	Shares	Value
Consumer Staples 0.42%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(d)	36,007	$2,575,055

TOTAL PARTICIPATION NOTES
(Cost $5,464,668)		7,291,481

PREFERRED STOCKS 1.61%
Annaly Capital Management, Inc.(b)
Series E, 7.625%	162,911	4,160,747
Ares Management LP(b)
Series A, 7.000%	147,000	3,964,590
PennyMac Mortgage Investment Trust
Series B, 8.000%	70,000	1,753,500
		9,878,837

TOTAL PREFERRED STOCKS
(Cost $9,364,164)		9,878,837

WARRANTS 0.00%(a)(g)
Atlas Mara, Ltd., Strike price 11.50, Expires 12/17/2017(d)	487,322	1,340

TOTAL WARRANTS
(Cost $4,873)		1,340

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 27.40%
Amazon.com, Inc.
11/29/2022, 2.500%(b)	$4,000,000	4,056,216
Ares Capital Corp.
01/15/2020, 3.875%(b)(c)	7,383,000	7,549,657
01/19/2022, 3.625%(b)	6,012,000	6,118,929
AvalonBay Communities, Inc.
09/15/2022, 2.950%	5,200,000	5,293,340
Bank of America Corp.
10/21/2022, 2.503%	1,000,000	992,575
Biogen, Inc.
09/15/2020, 2.900%	20,000	20,540
BMW US Capital LLC
09/15/2021, 1.850%(h)	3,890,000	3,835,910
Boston Properties LP
05/15/2021, 4.125%(b)(c)	4,000,000	4,246,956
Chubb INA Holdings, Inc.
11/03/2020, 2.300%(b)	3,500,000	3,541,426
Citizens Bank National Association
12/04/2019, 2.450%(b)	2,802,000	2,828,709
05/13/2021, 2.550%(b)	4,910,000	4,931,712
EMC Corp.
06/01/2020, 2.650%(b)	3,000,000	2,961,738
06/01/2023, 3.375%(b)	4,000,000	3,884,576
Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS (continued)
Exelon Generation Co. LLC
01/15/2020, 2.950%(b)	$3,510,000	$3,585,970
First Republic Bank
06/17/2019, 2.375%(b)	3,000,000	3,021,273
02/13/2047, 4.625%(b)	4,000,000	4,077,816
Five Corners Funding Trust
11/15/2023, 4.419%(b)(d)	3,000,000	3,266,103
Ford Motor Credit Co. LLC
03/18/2021, 3.336%(b)(c)	6,000,000	6,147,900
General Motors Financial Co., Inc.
07/06/2021, 3.200%(b)	5,000,000	5,085,875
Goldman Sachs Group, Inc.
09/15/2020, 2.750%(b)(c)	4,000,000	4,060,012
11/15/2021, 2.350%(b)	4,500,000	4,464,724
Jackson National Life Global Funding
04/29/2021, 2.250%(b)(d)	4,160,000	4,133,917
JPMorgan Chase & Co.
06/07/2021, 2.400%(b)	4,000,000	4,014,264
09/23/2022, 3.250%	4,000,000	4,133,092
Lear Corp.
01/15/2023, 4.750%(b)	6,500,000	6,729,008
01/15/2025, 5.250%(b)	4,000,000	4,287,860
Liberty Mutual Group, Inc.
03/15/2037, 4.151%(b)(d)(i)	7,500,000	7,368,750
Manufacturers & Traders Trust Co.
02/06/2020, 2.100%(b)	4,000,000	4,019,460
Metropolitan Life Global Funding I
09/15/2021, 1.950%(b)(d)	6,000,000	5,910,744
Morgan Stanley
06/16/2020, 2.800%(b)(c)	5,000,000	5,093,590
New York Life Global Funding
04/09/2020, 2.000%(b)(d)	4,000,000	4,006,024
PNC Bank National Association
11/05/2020, 2.450%(b)	4,000,000	4,055,600
Royal Bank of Canada
02/05/2020, 1.875%(b)(c)	5,000,000	5,000,305
Scripps Networks Interactive, Inc.
06/15/2022, 3.500%	2,700,000	2,765,070
Toronto-Dominion Bank
12/14/2020, 2.500%(b)	3,332,000	3,385,169
VF Corp.
09/01/2021, 3.500%	4,000,000	4,178,108
Wells Fargo & Co.
12/07/2020, 2.550%(b)	10,000,000	10,138,080
Welltower, Inc.
04/01/2019, 4.125%(b)	5,033,000	5,193,794

TOTAL CORPORATE BONDS
(Cost $167,269,359)		168,384,792

ASSET/MORTGAGE BACKED SECURITIES 6.58%
Federal National Mortgage Association - REMICS
Series 2017-60, Class C, 08/25/2047, 3.500%(f)	4,000,000	3,960,000

Description and	Principal
Maturity Date	Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
Government National Mortgage Association - REMICS
Series 2014-67, Class AE, 05/16/2039, 2.150%	$7,806,069	$7,897,863
Series 2012-83, Class A, 07/16/2041, 1.368%	3,853,879	3,743,142
Series 2014-172, Class AC, 09/16/2041, 1.900%	4,203,439	4,200,538
Series 2013-68, Class AC, 02/16/2046, 1.300%	3,596,932	3,432,537
Series 2015-130, Class AB, 08/16/2047, 2.550%	3,144,111	3,152,769
Series 2014-166, Class PJ, 07/16/2051, 2.500%	4,073,772	4,089,224
Series 2012-111, Class A, 09/16/2052, 2.387%	2,576,582	2,574,613
Series 2013-101, Class AD, 12/16/2053, 2.623%(i)	2,980,559	2,931,768
Series 2017-29, Class A, 01/16/2058, 2.400%	4,476,106	4,421,829

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $40,939,448)		40,404,283

GOVERNMENT & AGENCY OBLIGATIONS 7.94%
U.S. Treasury Bonds
11/15/2026, 6.500%(b)	6,300,000	8,548,558
08/15/2029, 6.125%(b)	6,750,000	9,397,924
02/15/2038, 4.375%	4,000,000	5,066,796
05/15/2040, 4.375%	4,500,000	5,709,901
11/15/2040, 4.250%	12,000,000	14,988,984
02/15/2047, 3.000%	5,000,000	5,106,640

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $49,169,282)		48,818,803

MUNICIPAL BONDS 3.43%
Florida State Board of Administration Finance Corp. Revenue Bonds, Series A
07/01/2021, 2.638%(b)(c)	7,000,000	7,070,910
New York City Transitional Finance Authority Revenue Bonds, Series E-2
02/01/2026, 3.080%	4,000,000	4,015,840
New York State Transportation Development Corp. Revenue Bonds, Series B
07/01/2024, 3.023%	3,150,000	3,068,258
New York State Urban Development Corp. Revenue Bonds, Series B
03/15/2023, 2.670%	3,000,000	3,023,820
Description and	Principal
Maturity Date	Amount	Value
MUNICIPAL BONDS (continued)
Wisconsin State General Fund Annual Appropriation Revenue Bonds, Series A
05/01/2023, 2.049%	$4,000,000	$3,925,920

TOTAL MUNICIPAL BONDS
(Cost $21,081,846)		21,104,748

	Shares	Value
SHORT-TERM INVESTMENTS 5.06%
Money Market Fund 5.06%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.887% 7-day yield)	31,074,496	31,074,496

TOTAL SHORT-TERM INVESTMENTS
(Cost $31,074,496)		31,074,496

Total Investments - 139.01%
(Cost $782,367,067)		854,273,512

Liabilities in Excess of Other Assets - (39.01%)(j)		(239,736,816)

NET ASSETS - 100.00%		$614,536,696

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (7.14%)
Consumer Discretionary (1.41%)
Viacom, Inc. - Class B	(134,100)	(4,682,772)
Williams-Sonoma, Inc.	(85,700)	(3,979,051)
		(8,661,823)

Financials (1.17%)
Ally Financial, Inc.	(212,500)	(4,811,000)
Deutsche Bank AG	(124,800)	(2,226,432)
Santander Consumer USA Holdings, Inc.	(8,507)	(108,975)
		(7,146,407)

Health Care (1.70%)
AmerisourceBergen Corp.	(36,500)	(3,424,430)
McKesson Corp.	(21,600)	(3,496,392)
Owens & Minor, Inc.	(109,427)	(3,526,832)
		(10,447,654)

Information Technology (2.86%)
Amkor Technology, Inc.	(290,100)	(3,008,337)
AU Optronics Corp. - Sponsored ADR	(305,512)	(1,228,158)
Ingenico Group SA	(26,190)	(2,747,553)
International Business Machines Corp.	(49,400)	(7,146,698)
LINE Corp. - Sponsored ADR	(79,500)	(2,922,420)

SCHEDULE OF SECURITIES SOLD SHORT (a) (continued)	Shares	Value
Information Technology (continued)
Manhattan Associates, Inc.	(12,200)	$(539,240)
		(17,592,406)

TOTAL COMMON STOCKS
(Proceeds $43,471,241)		(43,848,290)

EXCHANGE TRADED FUNDS (0.60%)
United States Natural Gas Fund LP	(588,000)	(3,716,160)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $4,643,995)		(3,716,160)

TOTAL SECURITIES SOLD SHORT
(Proceeds $48,115,236)		$(47,564,450)

(a)	Non-income producing security.
(b)
Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of July 31, 2017, the aggregate value of those securities was $596,940,055, representing 97.14% of net assets. (See Note 1 and Note 3)

(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2017.
(d)
Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2017, these securities had an aggregate value of $40,195,605 or 6.54% of net assets.

(e)
Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2017, these securities had a total value of $8,217,246 or 1.33% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1)

(f)
Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of July 31, 2017, these securities had an aggregate market value of $12,177,246 or 1.98% of total net assets.

(g)	Less than 0.005% or (0.005%) of net assets.
(h)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of July 31, 2017, the aggregate value of those securities was $3,835,910, representing 0.62% of net assets.

(i)	Floating or variable rate security - rate disclosed as of July 31, 2017.
(j)	Includes cash which is being held as collateral for total return swap contracts, securities sold short or futures contracts.

FUTURES CONTRACTS

			Expiration	Underlying Face	Unrealized
Description	Position	Contracts	Date	Amount at Value	Depreciation
Foreign Currency Contracts
Japanese Yen Currency Futures	Short	40	09/18/2017	$(4,545,500)	$(18,180)
				$(4,545,500)	$(18,180)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$6,691,280	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$1,253,994
Morgan Stanley	Hero MotoCorp, Ltd.	2,789,428	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	322,885
Credit Suisse	Housing Development Finance Corp.	9,409,145	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	4,225,288
Morgan Stanley	Housing Development Finance Corp.	8,000,581	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	2,357,399
Credit Suisse	Indiabulls Housing Finance	4,891,873	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	2,342,689
Morgan Stanley	ITC, Ltd.	4,878,884	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	708,710
Credit Suisse	Larsen & Toubro, Ltd.	7,078,221	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,914,848
Morgan Stanley	Larsen & Toubro, Ltd.	2,267,279	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	446,350
Credit Suisse	Mahindra & Mahindra, Ltd.	3,470,932	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	42,172
Morgan Stanley	Mahindra & Mahindra, Ltd.	6,934,657	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	1,003,907
Morgan Stanley	State Bank of India	4,436,355	225 bps + 1D FEDEF	1 D FEDEF	07/25/2019	156,633
		$60,848,635				$14,774,875

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)
1M LIBOR - London Interbank Offered Rate (Monthly)
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
A/S - Aktieselskab, Joint Stock Company in Denmark
BDC - Business Development Company
bps - Basis Points
LLC - Limited Liability Corporation
Ltd. - Limited
PLC - Public Limited Company
REIT - Real Estate Investment Trust
REMICS - Real Estate Mortgage Investment Conduits

For Fund compliance purposes, each Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

CLOUGH GLOBAL FUNDS
NOTES TO QUARTERLY STATEMENT OF INVESTMENTS
JULY 31, 2017 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund (prior to July 31, 2016 known as Clough Global Allocation Fund), Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE MKT and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively. The Board of each Fund announced, on September 12, 2014, that it had approved a change to the Funds' fiscal year-end from March 31 to October 31.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) 946 – Investment Companies. The Statement of Investments have been prepared as of the close of the New York Stock Exchange (“NYSE” or the “Exchange”) on July 31, 2017.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including futures contracts, preferred stocks, exchange traded funds, closed-end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of July 31, 2017, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$15,912,777	$–	$–	$15,912,777
Consumer Staples	1,763,198	–	–	1,763,198
Energy	–	–	1,099,187	1,099,187
Financials	43,030,166	–	–	43,030,166
Health Care	9,487,862	–	–	9,487,862
Industrials	2,576,153	–	–	2,576,153
Information Technology	30,665,574	–	–	30,665,574
Materials	774,998	–	–	774,998
Closed-End Funds	3,012,985	–	–	3,012,985
Participation Notes	–	1,803,884	–	1,803,884
Preferred Stocks	4,285,053	–	–	4,285,053
Warrants	322	–	–	322
Corporate Bonds	–	54,296,324	–	54,296,324
Asset/Mortgage Backed Securities	–	11,948,859	–	11,948,859
Government & Agency Obligations	–	13,148,234	–	13,148,234
Municipal Bonds	–	9,613,300	–	9,613,300
Short-Term Investments
Money Market Fund	6,772,040	–	–	6,772,040
TOTAL	$118,281,128	$90,810,601	$1,099,187	$210,190,916

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$3,778,541	$–	$3,778,541

Liabilities
Securities Sold Short
Common Stocks	(10,949,502)	–	–	(10,949,502)
Exchange Traded Funds	(930,304)	–	–	(930,304)
Futures Contracts**	(3,636)	–	–	(3,636)
TOTAL	$(11,883,442)	$3,778,541	$–	$(8,104,901)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$45,322,835	$–	$–	$45,322,835
Consumer Staples	2,841,288	–	–	2,841,288
Energy	–	–	1,830,016	1,830,016
Financials	87,479,590	–	–	87,479,590
Health Care	43,864,131	1,490,126	–	45,354,257
Industrials	4,093,480	–	–	4,093,480
Information Technology	87,030,253	–	–	87,030,253
Materials	1,264,869	–	–	1,264,869
Utilities	17,702,056	–	–	17,702,056
Participation Notes	–	2,946,630	–	2,946,630
Preferred Stocks	8,667,337	–	–	8,667,337
Warrants	538	–	–	538
Asset/Mortgage Backed Securities	–	1,242,508	–	1,242,508
Government & Agency Obligations	–	22,501,531	–	22,501,531
Short-Term Investments
Money Market Fund	8,369,498	–	–	8,369,498
TOTAL	$306,635,875	$28,180,795	$1,830,016	$336,646,686

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$6,222,816	$–	$6,222,816

Liabilities
Securities Sold Short
Common Stocks	(20,570,152)	–	–	(20,570,152)
Exchange Traded Funds	(1,483,936)	–	–	(1,483,936)
Futures Contracts**	(6,818)	–	–	(6,818)
TOTAL	$(22,060,906)	$6,222,816	$–	$(15,838,090)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$83,683,812	$–	$–	$83,683,812
Consumer Staples	7,063,226	–	–	7,063,226
Energy	–	–	4,507,760	4,507,760
Financials	157,079,640	–	–	157,079,640
Health Care	84,408,798	3,709,486	–	88,118,284
Industrials	10,234,670	–	–	10,234,670
Information Technology	173,486,028	–	–	173,486,028
Materials	3,141,312	–	–	3,141,312
Participation Notes	–	7,291,481	–	7,291,481
Preferred Stocks	9,878,837	–	–	9,878,837
Warrants	1,340	–	–	1,340
Corporate Bonds	–	168,384,792	–	168,384,792
Asset/Mortgage Backed Securities	–	40,404,283	–	40,404,283
Government & Agency Obligations	–	48,818,803	–	48,818,803
Municipal Bonds	–	21,104,748	–	21,104,748
Short-Term Investments
Money Market Fund	31,074,496	–	–	31,074,496
TOTAL	$560,052,159	$289,713,593	$4,507,760	$854,273,512

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$14,774,875	$–	$14,774,875

Liabilities
Securities Sold Short
Common Stocks	(43,848,290)	–	–	(43,848,290)
Exchange Traded Funds	(3,716,160)	–	–	(3,716,160)
Futures Contracts**	(18,180)	–	–	(18,180)
TOTAL	$(47,582,630)	$14,774,875	$–	$(32,807,755)

*	For detailed sector descriptions, see the accompanying Statement of Investments.
**	Swap contracts and futures contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

The Funds recognize transfers between the levels as of the end of the period in which the transfer occurred. As of the period ended July 31, 2017, the Funds had the following transfers between level 1 and level 2.

Clough Global Equity Fund

	Level 1		Level 2
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$1,218,476	$-	$-	$(1,218,476)
Total	$1,218,476	$-	$-	$(1,218,476)

Clough Global Opportunities fund

	Level 1		Level 2
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$3,115,144	$-	$-	$(3,115,144)
Total	$3,115,144	$-	$-	$(3,115,144)

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Dividend and Income Fund
Investments in Securities	Balance as of October 31, 2016	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2017	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2017
Common Stocks	$–	$–	$–	$–	$–	$1,099,187	$–	$1,099,187	$(207,813)
Total	$–	$–	$–	$–	$–	$1,099,187	$–	$1,099,187	$(207,813)

Clough Global Equity Fund
Investments in Securities	Balance as of October 31, 2016	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2017	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2017
Common Stocks	$–	$–	$–	$–	$–	$1,830,016	$–	$1,830,016	$(345,984)
Total	$–	$–	$–	$–	$–	$1,830,016	$–	$1,830,016	$(345,984)

Clough Global Opportunities Fund
Investments in Securities	Balance as of October 31, 2016	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2017	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2017
Common Stocks	$–	$–	$–	$–	$–	$4,507,760	$–	$4,507,760	$(852,240)
Total	$–	$–	$–	$–	$–	$4,507,760	$–	$4,507,760	$(852,240)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at July 31, 2017:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range
Clough Global Dividend Income Fund	Energy	$1,099,187	Comparable Company Approach	Comparable Company Multiples	0.96x - 1.04x
Clough Global Equity Fund	Energy	$1,830,016	Comparable Company Approach	Comparable Company Multiples	0.96x - 1.04x
Clough Global Opportunities Fund	Energy	$4,507,760	Comparable Company Approach	Comparable Company Multiples	0.96x - 1.04x

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Comparable Company Multiples	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

There was no written option or purchased option activity for the period ended July 31, 2017.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures contracts, guarantees the futures contracts against default.

During the period ended July 31, 2017, the Funds invested in futures contracts.

Swaps: During the period each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the period ended July 31, 2017, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. During the period each Fund invested in warrants. Each Fund held no rights at the end of the period.

Restricted and Illiquid Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

The Funds may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

The restricted securities held at July 31, 2017 are identified below and are also presented in the Funds' Statement of Investments:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Fair Value
Clough Global Dividend and Income Fund	Fairway Energy LP	0.72%	6/30/2015	130,700	$1,307,000	$1,099,187
Total		0.72%			$1,307,000	$1,099,187

Clough Global Equity Fund	Fairway Energy LP	0.73%	6/30/2015	217,600	$2,176,000	$1,830,016
	Sienna Biopharmaceuticals ‐ Series B	0.60%	4/12/2017	76,575	937,021	1,490,126
Total		1.33%			$3,113,021	$3,320,142

Clough Global Opportunities Fund	Fairway Energy LP	0.73%	6/30/2015	536,000	$5,360,000	$4,507,760
	Sienna Biopharmaceuticals ‐ Series B	0.60%	4/12/2017	190,624	2,332,592	3,709,486
Total		1.33%			$7,692,592	$8,217,246

2. TAXES

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of July 31, 2017, were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)	$49,072,996	$98,336,708	$79,680,911
Gross depreciation (excess of tax cost over value)	(34,911,228)	(65,582,471)	(12,775,669)
Net unrealized appreciation	$14,161,768	$32,754,237	$66,905,242
Cost of investments for income tax purposes	$196,029,148	$303,892,449	$787,368,270

3. COMMITTED FACILITY AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by a Fund’s custodian in a separate account (the “pledged collateral”) valued at $143,658,483, $212,256,119 and $573,657,964 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Agreement was amended on October 31, 2016, to decrease the Maximum Commitment Financing, effective October 28, 2016, to $72,000,000, $113,000,000 and $292,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. Prior to October 28, 2016 the Maximum Commitment Financing was $93,300,000, $156,000,000 and $388,900,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the period ended July 31, 2017, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $72,000,000, $113,000,000 and $292,000,000, respectively, and the average interest rate for the borrowings was 1.81%. As of July 31, 2017, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $72,000,000, $113,000,000 and $292,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on July 31, 2017,
 was 2.01%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of July 31, 2017, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $65,086,449, $104,933,680 and $274,617,809, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended July 31, 2017.

Item 2 - Controls and Procedures.

(a)
The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3 – Exhibits.

(a)
Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	September 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	September 26, 2017

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	September 26, 2017